UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 24, 2012

Date of Report (Date of earliest event reported)

ResMed Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15317	98-0152841
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9001 Spectrum Center Blvd.

San Diego, CA 92123

(Address of principal executive offices) (Zip Code)

(858) 836-5000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A is being filed to update the Form 8-K filed on August 27, 2012 to include a correct copy of the Fifth Amended and Restated Bylaws. The previously filed version correctly included the complete text of each of the amendments described in this report but, due to an administrative oversight, inadvertently omitted a provision adopted as part of the Fourth Amended and Restated Bylaws.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

A copy of the Fifth Amended and Restated Bylaws is attached as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Fifth Amended and Restated Bylaws of ResMed Inc.

SIGNATURES

We have authorized the person whose signature appears below to sign this report on our behalf, in accordance with the Securities Exchange Act of 1934.

RESMED INC.

Date: September 17, 2012	By:	/s/ David Pendarvis
		Name:	David Pendarvis
		Its:	Chief administrative officer, global general counsel and secretary

INDEX TO EXHIBITS

Exhibit	Document

3.1	Fifth Amended and Restated Bylaws of ResMed Inc.